Ingersoll Rand Reports Fourth-quarter and Annual 2018 Results

Highlights (fourth quarter versus prior year, unless otherwise noted):

●	Bookings up 16 percent; organic bookings* up 17 percent with strength in both Climate and Industrial

●	Revenues and organic revenues* up 8 percent with strength in both Climate and Industrial

●	Fiscal 2018 capital deployment of $480 million in dividends, $285 million in acquisitions and $900 million in share repurchases

●	Full-year continuing EPS of $5.43; adjusted continuing EPS* of $5.61

●	Full-year 2019 continuing EPS guidance of $5.90 to $6.10 and adjusted continuing EPS of $6.15 to $6.35

*This news release contains non-GAAP financial measures. Definitions of the non-GAAP financial measures can be found in the footnotes of this news release. See attached tables for additional details and reconciliations.

Swords, Ireland, January 30, 2019 - Ingersoll-Rand plc (NYSE:IR), a world leader in creating comfortable, sustainable and efficient environments, today reported diluted earnings per share (EPS) from continuing operations of $1.00 for the fourth quarter of 2018. Adjusted continuing EPS of $1.32 excludes primarily non-cash tax reform measurement period adjustments and a discrete non-cash tax adjustment in the U.S. totaling $60 million and restructuring expenses of $21.8 million primarily related to ongoing footprint optimization.

Fourth-quarter 2018 Results
Financial Comparisons - Fourth-Quarter Continuing Operations

$, millions except EPS	Q4 2018	Q4 2017	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$4,142	$3,559	16%	17%
Net Revenues	$3,895	$3,618	8%	8%
Operating Income	$447	$387	16%
Operating Margin	11.5%	10.7%	0.8 PPts
Adjusted Operating Income*	$469	$400	17%
Adjusted Operating Margin*	12.0%	11.1%	0.9 PPts
Continuing EPS	$1.00	$1.93	(48)%
Adjusted Continuing EPS	$1.32	$1.02	29%
Restructuring Cost	($21.8)	($13.6)	($8.2)

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“Our fourth quarter performance capped off 2018 on a positive note, with continued strong and differentiated results for our shareholders,” said Michael W. Lamach, chairman and chief executive officer of Ingersoll Rand. “Our highly engaged team and disciplined execution of our strategy delivered another quarter of excellent bookings and revenue growth, solid leverage and healthy margin expansion across the enterprise and in each of our business segments. My thanks to our global team members for serving our customers and generating strong financial results.

Free cash flow conversion of 82 percent of adjusted net income was below our expectation of 100 percent conversion primarily driven by funding higher than normal working capital levels necessary to meet customer demand and support our exceptional bookings and revenue growth. Over the past four years our free cash flow has averaged 110 percent of adjusted net income and we expect to deliver greater than 100 percent free cash flow conversion in 2019."

Lamach continued, "Looking at 2019, we believe we have the fundamental ingredients for another year of strong financial performance. We enter the year with favorable end markets, record levels of backlog and a proven business operating system that enables us to effectively manage inflation, tariffs and other risks while driving continued margin expansion and delivering powerful cash flow to execute our dynamic capital allocation strategy.”

Highlights from the Fourth Quarter of 2018 (all comparisons against the fourth quarter of 2017 unless otherwise noted)

•	Strong organic bookings and revenue growth delivered across virtually all businesses, products and geographies.

•
The company drove exceptional bookings growth with reported bookings growth of 16 percent and organic bookings growth of 17 percent. The company booked a large Commercial HVAC order in the quarter. Excluding this order, enterprise reported and organic bookings growth was 11 percent. The organic bookings growth rates accelerated despite difficult comparisons, with high growth rates in the fourth quarter of 2017 and 2016, up 8 percent and 7 percent, respectively.

•	The company drove good revenue growth in both aftermarket (services and parts) and equipment, each up 8 percent.

•	Enterprise reported revenue growth included approximately 1 percentage point of growth from acquisitions offset by approximately 1 percentage point negative foreign exchange impact.

•	The company also drove solid operating margin expansion, with reported margins up 80 basis points, adjusted margins up 90 basis points. Strong volume, improved pricing and productivity improvements

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were partially offset by material inflation, tariff-related and other inflation and ongoing business investments.

•	Below the operating income line, other income / (expense), net included discrete expenses of approximately $12 million related to legacy legal matters.

•
The company’s fourth quarter adjusted effective tax rate* of 16.5 percent was lower than the company’s guidance of approximately 21 percent, primarily driven by the favorable resolution of a number of discrete tax items in the quarter.

Fourth-quarter Business Review (all comparisons against the fourth quarter of 2017 unless otherwise noted)

Climate Segment: delivers energy-efficient products and innovative energy services. The segment includes Trane® and American Standard® Heating & Air Conditioning which provide heating, ventilation and air conditioning (HVAC) systems, and commercial and residential building services, parts, support and controls; energy services and building automation through Trane Building Advantage™ and Nexia™; and Thermo King® transport temperature control solutions.

$, millions	Q4 2018	Q4 2017	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$3,274	$2,725	20%	20%
Net Revenues	$3,002	$2,760	9%	9%
Operating Income	$387.5	$348.2	11%
Operating Margin	12.9%	12.6%	0.3 PPts
Adjusted Operating Income	$398.6	$355.3	12%
Adjusted Operating Margin	13.3%	12.9%	0.4 PPts

•
The company's Climate segment delivered exceptional bookings growth, with reported and organic bookings both up 20 percent, and included a large Commercial HVAC order. Excluding this order bookings growth remained outstanding, with reported and organic bookings each up 13 percent. These organic growth rates accelerated against difficult comparisons, with high growth rates in both the fourth quarter of 2017 and 2016, up 7 percent and 10 percent, respectively.

•	The Climate segment also delivered robust reported and organic revenue growth, each up 9 percent.

•	Revenue growth was broad-based in all businesses and regions with good growth in both aftermarket and equipment, each up 9 percent.

•	Climate reported revenue growth included approximately 1 percentage point of growth from acquisitions offset by approximately 1 percentage point of negative foreign exchange impact.

•
The Climate segment also drove solid operating margin expansion, with reported margins up 30 basis points and adjusted margins up 40 basis points. Strong volume, improved pricing and productivity improvements were partially offset by material inflation, tariff-related and other inflation and ongoing business investments.

Industrial Segment: delivers products and services that enhance energy efficiency, productivity and operations. The segment includes compressed air and gas systems and services, power tools, material handling systems, ARO® fluid management equipment, as well as Club Car® golf, utility and consumer low-speed vehicles.

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$, millions	Q4 2018	Q4 2017	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$867	$834	4%	6%
Net Revenues	$894	$858	4%	6%
Operating Income	$113.5	$110.6	3%
Operating Margin	12.7%	12.9%	(0.2) PPts
Adjusted Operating Income	$121.4	$113.2	7%
Adjusted Operating Margin	13.6%	13.2%	0.4 PPts

•
The company's Industrial segment delivered solid bookings growth, with reported and organic bookings up 4 percent and 6 percent, respectively. Organic growth was healthy in the fourth quarter against a difficult comparison of 12 percent organic growth in the fourth quarter of 2017.

•	The Industrial segment also delivered solid reported and organic revenue growth, up 4 percent and 6 percent, respectively.

•
The Industrial segment drove broad-based revenue growth in all businesses and all regions. The Compression Technologies business continues to drive a higher aftermarket mix with aftermarket outpacing equipment growth in the quarter.

•	Industrial reported revenue growth included approximately 2 percentage points of negative foreign exchange impact.

•
Operating margin expansion was solid with reported margins down 20 basis points including restructuring. Margins excluding restructuring were up 40 basis points. Strong volume, improved pricing and productivity improvements were partially offset by material inflation, tariff-related and other inflation and ongoing business investments.

•
Operating leverage was lower than expected in the quarter outside of the Compression Technologies business where leverage was in excess of 40 percent. Lower than expected leverage was primarily the result of discrete accrual adjustments and a legal settlement in the Industrial Products group (Tools, Material Handling and Fluid Management) and small electric vehicles totaling approximately $5 million. The Industrial segment will continue to deliver healthy leverage in 2019.

Full-Year 2018 Results

Financial Comparisons - Full-year Continuing Operations

$, millions except EPS	2018	2017	Y-O-Y Change	Organic Y-O-Y
Bookings	$16,650	$14,490	15%	13%
Net Revenues	$15,668	$14,198	10%	9%
Operating Income	$1,917	$1,665	15%
Operating Margin	12.2%	11.7%	0.5 PPts
Adjusted Operating Income	$2,011	$1,727	16%
Adjusted Operating Margin	12.8%	12.2%	0.6 PPts
Continuing EPS	$5.43	$5.14	6%
Adjusted Continuing EPS	$5.61	$4.51	24%

•	The company delivered outstanding bookings growth in 2018, with reported and organic bookings up 15 percent and 13 percent, respectively.

•	The company also delivered strong reported and organic revenue growth, up 10 percent and 9 percent, respectively.

•	Revenue growth was broad-based in all businesses and regions with good growth in both aftermarket, up 11 percent and equipment, up 10 percent.

•	Reported revenue growth included approximately 1 percentage point from acquisitions.

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•
The company also drove solid operating margin expansion, with reported margins up 50 basis points and adjusted margins up 60 basis points. Strong volume, improved pricing and productivity improvements were partially offset by material inflation, tariff-related and other inflation and ongoing business investments.

•	Continuing EPS was up 6 percent. Adjusted continuing EPS growth was outstanding, up 24 percent.

Balance Sheet, Cash Flow and Capital Allocation

$, millions	2018	2017	Y-O-Y Change
Cash From Continuing Operating Activities (Y-T-D)	$1,475	$1,562	($87)
Free Cash Flow (Y-T-D)*	$1,149	$1,378	($229)
Working Capital/Revenue*	4.2%	3.3%	0.9 PPts
Cash Balance 31 December	$903	$1,549	($646)
Debt Balance 31 December	$4,091	$4,064	$27

•
Fiscal year 2018 free cash flow of $1.15 billion equaled 82 percent of adjusted net income, below the company's target of 100 percent of adjusted net income primarily related to the company funding additional working capital to sustain continued high levels of bookings and revenue in the fourth quarter. Higher capital expenditures to fund long-term business investments also contributed to the free cash flow shortfall. The company continues to drive high-quality earnings and cash flow and expects to deliver free cash flow in excess of 100 percent of adjusted net income in 2019.

•	During 2018, the company deployed $285 million in acquisitions and returned a significant amount of cash to shareholders with $480 million in dividends and $900 million in share repurchases.

Full-Year 2019 Guidance

•	Revenues up 4 percent to 5 percent; organic revenues up 5 percent to 6 percent compared with 2018.

•	Continuing EPS of $5.90 to $6.10, including EPS of $(0.25) for restructuring; adjusted EPS from continuing operations of $6.15 to $6.35.

•	Average diluted shares of approximately 244 million which assumes approximately $500 million in share repurchases in 2019 for modeling purposes.

•	Adjusted effective tax rate of approximately 21 percent to 22 percent.

•	Free cash flow greater than adjusted net income.

•
Balanced capital allocation targeting 100 percent of free cash flow deployment is expected to include a strong dividend that grows at or above the rate of adjusted net income growth, strategic acquisitions and share repurchase.

# # #

This news release includes “forward-looking statements” which are statements that are not historical facts, including statements that relate to the mix of and demand for our products; performance of the markets in which we operate; our share repurchase program including the amount of shares to be repurchased and timing of such repurchases; our capital allocation strategy including projected acquisitions; restructuring activity; our projected 2019 full-year financial performance and targets including assumptions regarding our effective tax rate and other factors described in our guidance. These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, global economic conditions, the outcome of any litigation, demand for our products and services, and tax law changes and interpretations. Additional factors that could cause such differences can be

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found in our Form 10-K for the year ended December 31, 2017, as well as our subsequent reports on Form 10-Q and other SEC filings. We assume no obligation to update these forward-looking statements.

This news release also includes non-GAAP financial information which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information and reconciliation to GAAP is attached to this news release. All data beyond the fourth quarter of 2018 are estimates.

All amounts reported within the earnings release above related to net earnings (loss), earnings (loss) from continuing operations, earnings (loss) from discontinued operations, and per share amounts are attributed to Ingersoll Rand’s ordinary shareholders.

Ingersoll Rand (NYSE:IR) advances the quality of life by creating comfortable, sustainable and efficient environments. Our people and our family of brands - including Club Car®, Ingersoll Rand®, Thermo King® and Trane® - work together to enhance the quality and comfort of air in homes and buildings; transport and protect food and perishables; and increase industrial productivity and efficiency. We are a global business committed to a world of sustainable progress and enduring results. For more information, visit ingersollrand.com.

(See Accompanying Tables)

•	Table 1: Condensed Consolidated Income Statement

•	Table 2: Business Review

•	Tables 3 - 6: Reconciliation of GAAP to Non-GAAP

•	Table 7: Condensed Consolidated Balance Sheets

•	Table 8: Condensed Consolidated Statement of Cash Flows

•	Table 9: Balance Sheet Metrics and Free Cash Flow

Contacts:
Media:	Investors:
Perri Richman	Zac Nagle
732-319-1024, prichman@irco.com	704-990-3913, InvestorRelations@irco.com

*Q4 Non-GAAP measures definitions

Organic bookings is defined as reported orders closed/completed in the current period adjusted for the impact of currency and acquisitions. Organic revenue is defined as GAAP net revenues adjusted for the impact of currency and acquisitions.

•
Currency impacts on net revenues and bookings are measured by applying the prior year’s foreign currency exchange rates to the current period’s net revenues and bookings reported in local currency. This measure allows for a direct comparison of operating results excluding the year-over-year impact of foreign currency translation.

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Adjusted operating income is defined as GAAP operating income plus restructuring expenses in 2018 and 2017. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 3 and 4 of the news release.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted net income is defined as adjusted earnings from continuing operations attributable to Ingersoll-Rand plc in 2018 and 2017. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 3 and 4 of the news release.

In 2018, Adjusted continuing EPS is defined as GAAP continuing EPS plus restructuring expenses, net of tax impacts plus non-cash tax reform measurement period adjustments less a discrete non-cash tax adjustment in the U.S. In 2017, Adjusted continuing EPS is defined as GAAP continuing EPS plus restructuring expenses, net of tax impacts less U.S. tax legislation and other discrete items. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 3 and 4 of the news release.

Free cash flow in 2018 and 2017 is defined as net cash provided by (used in) continuing operating activities, less capital expenditures, plus cash payments for restructuring. In 2018, the Company updated its definition of free cash flow to exclude the impacts of discontinued operations. As a result, free cash flow amounts in 2017 have been restated to conform with the current year definition. Please refer to the free cash flow reconciliation on table 9 of the news release.

Working capital measures a firm’s operating liquidity position and its overall effectiveness in managing the enterprises’ current accounts.

•
Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short term debt, dividend payables and income tax payables.

•
Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of December 31) by the annualized revenue for the period (e.g. reported revenues for the three months ended December 31) multiplied by 4 to annualize for a full year.

Adjusted effective tax rate for 2018 is defined as the ratio of income tax expense plus the tax effect of adjustments for restructuring expenses plus the discrete non-cash tax adjustment in the U.S. less non-cash tax reform measurement period adjustments, divided by earnings from continuing operations before income taxes plus restructuring expenses. Adjusted effective tax rate for 2017 is defined as the ratio of income tax benefit plus less the tax effect of adjustments for restructuring expenses less U.S. tax legislation and other discrete items, divided by earnings from continuing operations before income taxes plus restructuring expenses. This measure allows for a direct comparison of the effective tax rate between periods.

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Operating leverage is defined as the ratio of the change in adjusted operating income for the current period (e.g. Q4 2018) less the prior period (e.g. Q4 2017), divided by the change in net revenues for the current period less the prior period.

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Table 1

INGERSOLL-RAND PLC
Condensed Consolidated Income Statement
(In millions, except per share amounts)

UNAUDITED

	For the quarter		For the year
	ended December 31,		ended December 31,
	2018	2017	2018	2017
Net revenues	$3,895.1	$3,618.1	$15,668.2	$14,197.6
Cost of goods sold	(2,745.0)	(2,542.5)	(10,847.6)	(9,811.6)
Selling & administrative expenses	(703.4)	(689.0)	(2,903.2)	(2,720.7)
Operating income	446.7	386.6	1,917.4	1,665.3
Interest expense	(49.0)	(53.9)	(220.7)	(215.8)
Other income/(expense), net	(20.4)	(7.8)	(36.4)	(31.6)
Earnings before income taxes	377.3	324.9	1,660.3	1,417.9
Benefit (provision) for income taxes	(121.3)	163.0	(281.3)	(80.2)
Earnings from continuing operations	256.0	487.9	1,379.0	1,337.7
Discontinued operations, net of tax	5.4	(30.8)	(21.5)	(25.4)
Net earnings	261.4	457.1	1,357.5	1,312.3
Less: Net earnings attributable to noncontrolling interests	(7.4)	2.8	(19.9)	(9.7)
Net earnings attributable to Ingersoll-Rand plc	$254.0	$459.9	$1,337.6	$1,302.6

Amounts attributable to Ingersoll-Rand plc
ordinary shareholders:
Continuing operations	$248.6	$490.7	$1,359.1	$1,328.0
Discontinued operations	5.4	(30.8)	(21.5)	(25.4)
Net earnings	$254.0	$459.9	$1,337.6	$1,302.6

Diluted earnings (loss) per share attributable to
Ingersoll-Rand plc ordinary shareholders:
Continuing operations	$1.00	$1.93	$5.43	$5.14
Discontinued operations	0.03	(0.12)	(0.08)	(0.09)
Net earnings	$1.03	$1.81	$5.35	$5.05

Weighted-average number of common shares outstanding
Diluted	247.7	253.9	250.1	258.1

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 2

INGERSOLL-RAND PLC
Business Review
(In millions, except percentages)

UNAUDITED

	For the quarter		For the year
	ended December 31,		ended December 31,
	2018	2017	2018	2017
Climate
Net revenues	$3,001.5	$2,760.2	$12,343.8	$11,167.5
Segment operating income *	387.5	348.2	1,766.2	1,572.7
and as a % of Net revenues	12.9%	12.6%	14.3%	14.1%

Industrial
Net revenues	893.6	857.9	3,324.4	3,030.1
Segment operating income	113.5	110.6	405.3	357.6
and as a % of Net revenues	12.7%	12.9%	12.2%	11.8%

Unallocated corporate expense	(54.3)	(72.2)	(254.1)	(265.0)

Total
Net revenues	$3,895.1	$3,618.1	$15,668.2	$14,197.6
Consolidated operating income	$446.7	$386.6	$1,917.4	$1,665.3
and as a % of Net revenues	11.5%	10.7%	12.2%	11.7%

* Segment operating income is the measure of profit and loss that the Company uses to evaluate the financial performance of the business and as the basis for performance reviews, compensation and resource allocation. For these reasons, the Company believes that Segment operating income represents the most relevant measure of segment profit and loss.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 3

INGERSOLL-RAND PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended December 31, 2018				For the year ended December 31, 2018
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$3,895.1	$—		$3,895.1	$15,668.2	$—		$15,668.2

	Operating income	446.7	21.8	(a)	468.5	1,917.4	93.4	(a)	2,010.8
	Operating margin	11.5%			12.0%	12.2%			12.8%

	Earnings from continuing operations before income taxes	377.3	21.8	(a,b)	399.1	1,660.3	110.0	(a,b)	1,770.3
	Benefit (provision) for income taxes	(121.3)	55.4	(c,d,e)	(65.9)	(281.3)	(66.0)	(c,d,e)	(347.3)
	Tax rate	32.1%			16.5%	16.9%			19.6%
	Earnings from continuing operations attributable to Ingersoll-Rand plc	$248.6	$77.2	(f)	$325.8	$1,359.1	$44.0	(f)	$1,403.1

	Diluted earnings per common share
	Continuing operations	$1.00	$0.32		$1.32	$5.43	$0.18		$5.61

	Weighted-average number of common shares outstanding
	Diluted	247.7	—		247.7	250.1	—		250.1

	Detail of Adjustments:
(a)	Restructuring costs		$21.8				$93.4
(b)	Debt redemption premium and related charges		—				16.6
(c)	Tax impact of adjustments (a,b)		(4.6)				(22.0)
(d)	Tax Reform non-cash measurement period adjustments		66.5				(9.0)
(e)	U.S. discrete non-cash tax adjustment		(6.5)				(35.0)
(f)	Impact of adjustments on earnings from continuing operations attributable to Ingersoll-Rand plc		$77.2				$44.0

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

The non-GAAP financial measures associated with operating income and margin, tax rate and EPS assist investors with analyzing our business segment results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. They are the basis for performance reviews, compensation and resource allocation. We believe that the presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 4

INGERSOLL-RAND PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended December 31, 2017				For the year ended December 31, 2017
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$3,618.1	$—		$3,618.1	$14,197.6	$—		$14,197.6

	Operating income	386.6	13.6	(a)	400.2	1,665.3	61.7	(a)	1,727.0
	Operating margin	10.7%			11.1%	11.7%			12.2%

	Earnings from continuing operations before income taxes	324.9	13.6	(a)	338.5	1,417.9	61.7	(a)	1,479.6
	Provision for income taxes	163.0	(236.7)	(b,d)	(73.7)	(80.2)	(218.4)	(b,c,d)	(298.6)
	Tax rate	(50.2)%			21.8%	5.7%			20.2%
	Earnings from continuing operations attributable to Ingersoll-Rand plc	$490.7	$(231.6)	(f)	$259.1	$1,328.0	$(165.2)	(f)	$1,162.8

	Diluted earnings per common share
	Continuing operations	$1.93	$(0.91)		$1.02	$5.14	$(0.63)		$4.51

	Weighted-average number of common shares outstanding
	Diluted	253.9	—		253.9	258.1	—		258.1

	Detail of Adjustments:
(a)	Restructuring costs		$13.6				$61.7
(b)	Tax impact of adjustment (a)		(4.0)				(19.0)
(c)	Latin America discrete non-cash tax adjustment		—				33.3
(d)	US tax legislation and other discrete items		(232.7)				(232.7)
(e)	US tax legislation impact on NCI		(8.5)				(8.5)
(f)	Impact of adjustments on earnings from continuing operations attributable to Ingersoll-Rand plc		$(231.6)				$(165.2)

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

The non-GAAP financial measures associated with operating income and margin, tax rate and EPS assist investors with analyzing our business segment results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. They are the basis for performance reviews, compensation and resource allocation. We believe that the presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 5

INGERSOLL-RAND PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

	For the quarter ended December 31, 2018		For the quarter ended December 31, 2017
	As Reported	Margin	As Reported	Margin
Climate
Net revenues	$3,001.5		$2,760.2

Segment operating income	$387.5	12.9%	$348.2	12.6%
Restructuring	11.1	0.4%	7.1	0.3%
Adjusted operating income	398.6	13.3%	355.3	12.9%
Depreciation and amortization	62.3	2.1%	63.2	2.3%
Adjusted OI plus D&A *	$460.9	15.4%	$418.5	15.2%

Industrial
Net revenues	$893.6		$857.9

Segment operating income	$113.5	12.7%	$110.6	12.9%
Restructuring	7.9	0.9%	2.6	0.3%
Adjusted operating income	121.4	13.6%	113.2	13.2%
Depreciation and amortization	18.6	2.1%	20.5	2.4%
Adjusted OI plus D&A	$140.0	15.7%	$133.7	15.6%

Corporate
Unallocated corporate expense	$(54.3)		$(72.2)
Restructuring	2.8		3.9
Adjusted corporate expense	(51.5)		(68.3)
Depreciation and amortization	7.6		7.7
Adjusted corporate expense plus D&A	$(43.9)		$(60.6)

Total Company
Net revenues	$3,895.1		$3,618.1

Operating income	$446.7	11.5%	$386.6	10.7%
Restructuring	21.8	0.5%	13.6	0.4%
Adjusted operating income	468.5	12.0%	400.2	11.1%
Depreciation and amortization	88.5	2.3%	91.4	2.5%
Adjusted OI plus D&A	$557.0	14.3%	$491.6	13.6%

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

The non-GAAP financial measures of adjusted operating income, plus depreciation and amortization, adjusted corporate expense, plus depreciation and amortization, and related margins assist investors with analyzing our business segment results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. They are the basis for performance reviews, compensation and resource allocation. We believe that the presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 6

INGERSOLL-RAND PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

	For the year ended December 31, 2018		For the year ended December 31, 2017
	As Reported	Margin	As Reported	Margin
Climate
Net revenues	$12,343.8		$11,167.5

Segment operating income	$1,766.2	14.3%	$1,572.7	14.1%
Restructuring	34.1	0.3%	42.3	0.4%
Adjusted operating income	1,800.3	14.6%	1,615.0	14.5%
Depreciation and amortization	252.0	2.0%	247.6	2.2%
Adjusted OI plus D&A	$2,052.3	16.6%	$1,862.6	16.7%

Industrial
Net revenues	$3,324.4		$3,030.1

Segment operating income	$405.3	12.2%	$357.6	11.8%
Restructuring	49.9	1.5%	14.5	0.5%
Adjusted operating income	455.2	13.7%	372.1	12.3%
Depreciation and amortization	79.2	2.4%	77.3	2.5%
Adjusted OI plus D&A	$534.4	16.1%	$449.4	14.8%

Corporate
Unallocated corporate expense	$(254.1)		$(265.0)
Restructuring	9.4		4.9
Adjusted corporate expense	(244.7)		(260.1)
Depreciation and amortization	30.3		28.4
Adjusted corporate expense plus D&A	$(214.4)		$(231.7)

Total Company
Net revenues	$15,668.2		$14,197.6

Operating income	$1,917.4	12.2%	$1,665.3	11.7%
Restructuring	93.4	0.6%	61.7	0.5%
Adjusted operating income	2,010.8	12.8%	1,727.0	12.2%
Depreciation and amortization	361.5	2.3%	353.3	2.5%
Adjusted OI plus D&A	$2,372.3	15.1%	$2,080.3	14.7%

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

The non-GAAP financial measures of adjusted operating income, plus depreciation and amortization, adjusted corporate expense, plus depreciation and amortization, and related margins assist investors with analyzing our business segment results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. They are the basis for performance reviews, compensation and resource allocation. We believe that the presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 7

INGERSOLL-RAND PLC
Condensed Consolidated Balance Sheets
(In millions)

	December 31,	December 31,
	2018	2017
ASSETS	UNAUDITED
Cash and cash equivalents	$903.4	$1,549.4
Accounts and notes receivable, net	2,679.2	2,477.4
Inventories, net	1,677.8	1,555.4
Other current assets	471.6	536.9
Total current assets	5,732.0	6,119.1
Property, plant and equipment, net	1,730.8	1,551.3
Goodwill	5,959.5	5,935.7
Intangible assets, net	3,634.7	3,742.9
Other noncurrent assets	857.9	824.3
Total assets	$17,914.9	$18,173.3

LIABILITIES AND EQUITY
Accounts payable	$1,705.3	$1,556.1
Accrued expenses and other current liabilities	2,259.8	2,164.9
Short-term borrowings and current maturities of long-term debt	350.6	1,107.0
Total current liabilities	4,315.7	4,828.0
Long-term debt	3,740.7	2,957.0
Other noncurrent liabilities	2,793.7	3,181.4
Shareholders' Equity	7,064.8	7,206.9
Total liabilities and equity	$17,914.9	$18,173.3

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 8

INGERSOLL-RAND PLC
Condensed Consolidated Statement of Cash Flows
(In millions)

UNAUDITED

	For the year
	ended December 31,
	2018	2017
Operating Activities
Earnings from continuing operations	$1,379.0	$1,337.7
Depreciation and amortization	361.5	353.3
Changes in assets and liabilities and other non-cash items	(266.0)	(129.4)
Net cash provided by (used in) continuing operating activities	1,474.5	1,561.6
Net cash provided by (used in) discontinued operating activities	(66.7)	(38.1)
Net cash provided by (used in) operating activities	1,407.8	1,523.5

Investing Activities
Capital expenditures	(365.6)	(221.3)
Acquisition of businesses, equity method investments and other, net	(263.8)	(153.4)
Net cash provided by (used in) investing activities	(629.4)	(374.7)

Financing Activities
Short-term borrowings, net	(6.4)	(4.0)
Long-term borrowings, net	24.0	(7.7)
Dividends paid to ordinary shareholders	(479.5)	(430.1)
Repurchase of ordinary shares	(900.2)	(1,016.9)
Other financing activities, net	(16.7)	26.2
Net cash provided by (used in) financing activities	(1,378.8)	(1,432.5)

Effect of exchange rate changes on cash and cash equivalents	(45.6)	118.4
Net increase (decrease) in cash and cash equivalents	(646.0)	(165.3)
Cash and cash equivalents - beginning of period	1,549.4	1,714.7
Cash and cash equivalents - end of period	$903.4	$1,549.4

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 9

INGERSOLL-RAND PLC
Balance Sheet Metrics and Free Cash Flow
($ in millions)
UNAUDITED

		December 31,	December 31,
		2018	2017
Net Receivables		$2,679	$2,477
Days Sales Outstanding		62.8	62.5

Net Inventory		$1,678	$1,555
Inventory Turns		6.5	6.5

Accounts Payable		$1,705	$1,556
Days Payable Outstanding		56.7	55.8
--------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Forecast (a)
	For the year ending	Year ended	Year ended
	December 31, 2019	December 31, 2018	December 31, 2017

Cash flow provided by continuing operating activities	~ $1,840.0	$1,474.5	$1,561.6
Capital expenditures	~ (300)	(365.6)	(221.3)
Cash payments for restructuring	~ 60	39.8	38.1
Free cash flow	~ $1,600.0	$1,148.7	$1,378.4

Adjusted earnings from continuing operations attributable to Ingersoll-Rand plc		$1,403.1	$1,162.8
Free cash flow as a percent of adjusted net earnings		82%	119%
(a) Amounts are approximate.

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measure and the financial measure calculated and reported in accordance with GAAP.

The non-GAAP financial measure should be considered supplemental to, not a substitute for or superior to, the financial measure calculated in accordance with GAAP. It has limitations in that it does not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, this measure may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and cash flow.

The non-GAAP financial measure of free cash flow assists investors with analyzing our business results as well as with predicting future performance. In addition, this non-GAAP financial measure is reviewed by management in order to evaluate the financial performance of each segment as well as the Company as a whole. It is the basis for performance reviews, compensation and resource allocation. We believe that the presentation of this non-GAAP financial measure will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider this measure in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION